Consent of Independent Certified Public Accountant

Re:   Jerry's Ice Cream Inc.

I hereby consent to the use in this registration statement on Form SB-2 of my report dated February 16, 1999.


                                        /s/ Sidney Neuhof
                                        Sidney Neuhof, C.P.A.
S. Neuhof
New York
May 18, 1999

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               Consent of Independent Certified Public Accountant

Re:   New Yorker Ice Cream Corp.

I hereby consent to the use in this registration statement on Form SB-2 of my report dated February 15, 1999.


                                        /s/ Sidney Neuhof
                                        Sidney Neuhof, C.P.A.
S. Neuhof
New York
May 18, 1999